UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 West 35th Street, Suite 806 New York, NY	10001
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2019, the Board of Directors (the “Board”) of FTE Networks, Inc. (the “Company”) increased the size of the Board from six to seven directors, and, following the recommendation of the Nominating and Corporate Governance Committee, appointed James E. Shiah, 59, as a director, effective April 15, 2019. Mr. Shiah will serve as a Class I director with a term expiring at the 2019 Annual Meeting of Stockholders and thereafter until his successor has been duly elected and qualified, or until his earlier death, resignation or removal. Mr. Shiah has not yet been appointed to a committee. The Board has determined that Mr. Shiah is “independent” under the listing standards of the New York Stock Exchange and other governing laws and applicable regulations, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Mr. Shiah served as Senior Vice President of Finance and Controller at Mead Johnson Nutrition from 2015-2017, during which time he oversaw accounting and reporting, FP&A, taxes, business controls, shared business services, IM, real estate, and other projects. Prior to that, Mr. Shiah served as Senior Vice President of Finance and Chief Accounting Officer at Coty, Inc. from 2001-2014, during which time he oversaw Coty’s core financial services and governance processes. Prior to that, he served as Regional CFO for Modelez, formerly Nabisco, from 1999-2001, where he oversaw 16 markets in Latin America with revenues of $400M+. Mr. Shiah started his career at Deloitte & Touch as a Senior Manager (1983-1993) and served as Internal Audit Manager for Bristol-Myers Squibb from 1993-1996. He has a BS and MBA (Finance and Accounting) from the University of Buffalo, Jacobs School of Management, and is a certified Public Accountant in New York State.

There are no arrangements or understandings between Mr. Shiah and any other person pursuant to which he was elected as a director. There are no transactions in which Mr. Shiah has an interest requiring disclosure under Item 404(a) of Regulation S-K of the Securities Act of 1933, as amended (the “Securities Act”). Mr. Shiah will receive a compensation package customarily paid by the Company to non-employee directors serving in such capacities.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

By:	/s/ Anthony Sirotka
Anthony Sirotka
Interim Chief Executive Officer

Date: April 5, 2019